EXHIBIT 10.1
                                                                    ------------


                             SUBSCRIPTION AGREEMENT

         SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of June 5, 2002, by and among Able Laboratories, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), with headquarters located at 200 Highland Avenue, Suite 301, Needham, Massachusetts 02494, and ________ (the "Purchaser").

         WHEREAS:

         A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").

         B. The Company desires to sell and issue to the Purchaser, and the Purchaser desires to purchase, for the purchase price set forth at the end of this Agreement, one or more "Units," as hereinafter defined.

         NOW, THEREFORE, the Company and the Purchaser hereby agree as follows:

              1.   PURCHASE AND SALE OF UNITS
                   --------------------------

         a. Purchase of Units. Subject to the terms and conditions hereof, the undersigned (the "Purchaser") agrees to purchase the number of Units set forth at the end of this Agreement, at a purchase price of $10,000 per unit. Each Unit shall consist of:

                   (i) One $10,000 unsecured 12% promissory note (the "Note") in the form attached hereto as Exhibit A; and

                   (ii) One three year warrant to purchase 740 shares of common stock of Able Laboratories, Inc. (the "Company") par value $0.01 per share ("Common Stock") of the Company, at an exercise price of $5.10 per share (the "Warrant," and together with the Note, the "Securities") in the form attached hereto as Exhibit B.

         The Purchaser hereby tenders the amount set forth at the end of this Agreement in the form of a check payable to the order of the Company or a wire transfer, in full payment of the purchase price for such Units.

         b. Closing. The closing of the sale of the Units shall occur as of June 14, 2002, or such other time as the Company and a majority in interest of the Purchasers may agree. The sum tendered herewith pursuant to paragraph (a) will promptly be remitted to the Company, or third parties for the account of the Company, for its use. Promptly after such sum is remitted to the Company, the Company will cause a certificate for each of the Note and the Warrant purchased hereunder by the undersigned to be issued in the name of and delivered to the undersigned.

         c. Acceptance of Agreement. This agreement shall be accepted by the Company when it is signed on behalf of the Company and the subscription price tendered concurrently herewith is transferred to or for the account of the Company (the "Closing"). The Company may refuse to accept any subscription, in whole or in part, in its sole discretion. If the Company rejects a subscription, in whole or in part, it will refund the purchase price for the rejected portion of the subscription.

              2.   PURCHASER'S REPRESENTATIONS AND WARRANTIES
                   ------------------------------------------

         The Purchaser represents and warrants to the Company that:

         a. Investment Purpose. It is purchasing the Securities for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Purchaser understands that the Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities.

         b. Accredited Investor Status. The Purchaser is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act, by reason of meeting one of the qualifications set forth on the "Accredited Investor Questionnaire" attached to this Subscription Agreement as Schedule A.

         c. Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, Notes, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

         d. Information. The Purchaser and its counsel or representative, if any, have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Purchaser or its counsel or representative. The Purchaser and its counsel, if any, have been afforded the opportunity to ask questions of the Company and have received what such Purchaser believes to be complete and satisfactory answers to any such inquiries.

         e. Speculative Investment. The Purchaser has been informed and understands that this investment involves a high degree of risk. In particular, the Purchaser has read and carefully considered the information set forth in all of the "SEC Documents," as hereinafter defined.

         f. Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         g. Transfer or Resale. The Purchaser understands that the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration. Neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         h. Legends. The Purchaser understands that the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless the Company is provided with reasonable assurances that the securities were sold pursuant to Rule 144 under said Act.

         The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if (a) the resale of such Security is registered under the Securities Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act.

         i. Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and constitutes the valid and binding agreements of the Purchaser enforceable in accordance with its terms.

         j. Location of Purchaser. The Purchaser has advised the Company in writing with respect to the jurisdiction wherein the investment decision regarding the Purchaser's acquisition of the Securities has been made.

              3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                   ---------------------------------------------

         The Company represents and warrants to the Purchaser that:

         a. Organization and Qualification. The Company is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole on a consolidated basis or on the ability of the Company to perform its obligations in connection with the transactions contemplated hereby on a timely basis.

         b. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement, to issue and sell the Securities in accordance with the terms hereof, and to issue the Warrant Shares upon exercise of the Warrant in accordance with their terms. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Note and the Warrant and the issuance and reservation for issuance of the Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required; this Agreement has been duly executed and delivered by the Company; and this Agreement constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its respective terms. The Warrant Shares have been reserved for issuance and, when issued upon conversion of the Note and payment of the exercise price therefor in accordance with the terms thereof, will be validly issued, fully paid and non-assessable.

         c. SEC Documents, Financial Statements. Since December 31, 2000, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing, filed prior to the date hereof and after December 31, 2000, and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, together with any registration statements or other documents filed by the Company pursuant to the Securities Act during such time, being hereinafter referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.

         d. No General Solicitation. Neither the Company nor any person acting for the Company has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

         e. Blue Sky Laws. The Company shall take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchaser.

         f. Additional Information. Upon the written request of the Purchaser while holding the Note, the Company shall send the following reports to the
Purchaser: a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, any proxy statements, any Current Reports on Form 8-K and any press releases issued by the Company or any of its subsidiaries.

              4.   GOVERNING LAW; MISCELLANEOUS
                   ----------------------------

         a. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts made and to be performed therein, without regard of its conflict of laws principles. The parties consent to the jurisdiction of the United States District Courts for the District of Massachusetts in any suit or proceeding based on or arising under this Agreement and agree that all claims in respect of such suit or proceeding may be determined in such court. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties further agree that service of process mailed by first class mail shall be deemed in every respect effective service of process in any suit or proceeding arising hereunder. Nothing herein shall affect a party's right to serve process in any other manner permitted by law. The parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties.

         c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.

         f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier, overnight delivery service or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, overnight delivery service or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

         If  to the Company:

              Able Laboratories, Inc.
              200 Highland Street, Suite 301
              Needham, Massachusetts 02494
              Telecopy: (781) 449-5190
              Attention: Dhananjay G. Wadekar

         with a copy to:

              Foley, Hoag & Eliot LLP
              155 Seaport Boulevard
              Boston, Massachusetts  02210
              Telecopy:  (617) 832-7000
              Attention: David A. Broadwin, Esq.

         If to Purchaser, to the address set forth on the signature page hereof.

         Each party shall provide notice to the other parties of any change in address.

         g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

         h. Publicity. The Purchaser shall not make any press release or other public statement concerning the transactions contemplated hereby without the prior written consent of the Company.

         i. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.


                                      PURCHASER:


                                           By:
                                               ------------------------------
                                           Name:
                                                 ----------------------------

                                           Principal amount and purchase
                                           price of Note:

                                           $
                                            -------------------

                                                       [INITIAL]
                                           ------------

                                           Notice Address:

                                           ----------------------------------

                                           ----------------------------------
                                           Telecopy:
                                                    -------------------------


                                      ACCEPTED:

                                           ABLE LABORATORIES, INC.

                                           By:
                                              -------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------

                                                                      SCHEDULE A
                                  QUESTIONNAIRE
                                  -------------

                                  INSTRUCTIONS

         This Questionnaire is being given to the person who has expressed an interest in purchasing Units of the Company. The purpose of this Questionnaire is to determine whether you meet certain standards, because the Units to be offered by the Company have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and will be sold only to persons who are "accredited investors," as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

         Your answers will be kept confidential at all times. However, you hereby agree that the Company may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of Units to you will not result in violations of federal or state securities laws which are being relied upon by the Company in connection with the offer and sale thereof.

INSTRUCTIONS: Please type or clearly print your answer, and state "none" or "not applicable" when appropriate. Please complete Section A and each other section you are requested to complete by Question A3. If there is insufficient space for any of your answers, please attach additional pages. If the Units are to be owned by more than one individual or by a corporation or partnership, you may need extra copies of this Questionnaire. You may use photocopies or request extra copies from the Company.


SECTION A:  SUBSCRIBER INFORMATION
---------

Al.      Name(s) of Subscriber(s):


A2.      Number of Units
         Subscribed for:                       $___________________

A3.      Manner of Ownership of Securities:

     One Individual..........................   Please complete Section A, B, C
----                                            and, if applicable, D, E and F.

     Husband and Wife
     Tenants by the Entirety.................   Please have one spouse complete
----                                            Sections A, B, and if
                                                applicable, D, E and F.  Please
                                                have both spouses complete
                                                Section C.

     Tenants in Common.......................   Please have each individual
----                                            separately complete Sections A,
                                                B, and C and if applicable, D,
                                                E and F.

     Joint Tenants with
     Right of Survivorship
     Two or More Individuals
     (but not husband and wife)..............   Please have each individual
----                                            separately complete Sections A,
                                                B, and C and if applicable, D,
                                                E and F.

     Corporate Ownership.....................   Please complete Sections A, B, D
----                                            and, if applicable, E and  F for
                                                the corporation.  Please have
                                                each person who owns an equity
                                                interest in the corporation
                                                separately complete Sections B
                                                and, if applicable, C, D, E
                                                and F.

     Partnership Ownership...................   Please complete Sections A, B
----                                            and D, and have each general
                                                partner and limited partner
                                                separately complete Sections B,
                                                C, D, E and F, if applicable.

     Trust Ownership.........................   Please complete Sections A, B
----                                            and F, if applicable, and have
                                                each beneficiary and trustee of
                                                the trust separately complete
                                                Sections B, C, D, E and F, if
                                                applicable.


SECTION B:  ACCREDITED INVESTOR STATUS
---------

B1. Please check one or more of the following definitions of "accredited investor," if any, which applies to you. If none of the following applies to you, please leave a blank.

____     (a)  A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
              Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as
              amended (the "Exchange Act"); an insurance company as defined in
              Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a
              Small Business Investment Company licensed by the U.S. Small
              Business Administration under Section 301(c) or (d) of the Small
              Business Investment Act of 1958; any plan established and
              maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the
              investment decision is made by a plan fiduciary, as defined in
              Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.
____     (b)  A Private Business Development Company as defined in Section
              202(a)(22) of the Investment Advisers Act of 1940.
____     (c)  An organization described in Section 501(c)(3) of the Internal
              Revenue Code or corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of
              $5,000,000.
____     (d)  A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds
              $1,000,000.

____     (e)  A natural person who had an individual income in excess of
              $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.
____     (f)  Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D of the Securities Act.
____     (g)  Any entity in which all of the equity owners are accredited investors.
____     (h)  Any director or executive officer of the Company.


SECTION C:  INDIVIDUAL INFORMATION
---------

C1.      General Information:

         Name:________________________________________________________________

         Age:_____________ Social Security Number:____________________________

         Marital Status:___________________ Spouse's Name:____________________

         Citizenship:_________________

If the Units are to be owned by two or more individuals (not husband and wife), are you related to any other co-owner(s)?

                        Yes______        No______

         If yes, please explain the relationship(s):


C2.      Principal Residence:

         Address:____________________________________________________________
                           Number                      Street
         ____________________________________________________________________
                           City                        State         Zip code


         Mailing Address (if other than Principal Residence above):

         Address:____________________________________________________________
                           Number                      Street
         ____________________________________________________________________
                           City                        State         Zip code

         Telephone Number: (   )
                           -----------------------------------

C3.      Current Employment or Business Activity: Company Name:

         Company Name:_______________________________________________________

         Address:____________________________________________________________
                           Number                      Street

         Telephone Number: (   )
                           -----------------------------------


         Principal Business:_________________________________________________

         Position and Title:_________________________________________________

         Description of Duties and Responsibilities:_________________________

         Length of Time in Present Position:_________________________________

         Is the company publicly owned? Yes_____   No_____

C4.      Education: Please describe your business and/or professional education or training, listing any schools you have attended and degrees you have received.

                                           DEGREES/
DATES                SCHOOL                 MAJOR                 YEAR RECEIVED
================================================================================




C5. Prior Employment or Business Activity: Please describe your prior employment or principal business activities during the last five years, providing all information requested below.


           COMPANY NAME      PRINCIPAL       POSITION      DESCRIPTION OF DUTIES
DATES      AND ADDRESS       BUSINESS        & TITLE       AND RESPONSIBILITIES
================================================================================




C6. The undersigned will provide a financial statement if requested by the Company.

C7. Net worth, inclusive of the net worth of your spouse and inclusive of the value of your principal residence, furnishings therein and personal automobiles (IT IS IMPORTANT THAT YOU CHECK THE HIGHEST APPLICABLE AMOUNT):

         ( ) less than $100,000            ( ) $100,000  to  $149,999
         ( ) $150,000 to $199,999          ( ) $200,000  to  $249,999
         ( ) $250,000 to $349,999          ( ) $350,000  to  $699,999
         ( ) $700,000 to $799,999          ( ) $800,000  to  $1,000,000
                                           ( ) over $1,000,000

C8. Net worth: Your net worth, inclusive of the net worth of your spouse and excluding the value of your principal residence, furnishings therein and personal automobiles:

         ( ) less than$100,000             ( ) $100,000  to  $149,999
         ( ) $150,000 to $199,999          ( ) $200,000  to  $249,999
         ( ) $250,000 to $349,999          ( ) $350,000  to  $699,999
         ( ) $700,000 to $799,999          ( ) $800,000  to  $1,000,000
                                           ( ) over $1,000,000


C9. Indicate (a) your individual income from all sources for the calendar years 1999, 2000 and 2001 and estimated income for 2002 or (b) your joint income with your spouse from all sources for the calendar years 1999, 2000 and 2001 and estimated income for 2002 (IT IS IMPORTANT THAT YOU CHECK THE HIGHEST APPLICABLE AMOUNT):

         (a)  individual income:

             $ 60,000     $100,001     $150,000     $200,000
                to           to           to           to         $300,000
             $100,000     $149,999     $199,999     $299,999      and over
             --------------------------------------------------------------

     1999       ( )          ( )          ( )          ( )           ( )

     2000       ( )          ( )          ( )          ( )           ( )

     2001       ( )          ( )          ( )          ( )           ( )

     2002       ( )          ( )          ( )          ( )           ( )



         (b)  joint income:

             $ 60,000     $100,001     $150,000     $200,000
                to           to           to           to         $300,000
             $100,000     $149,999     $199,999     $299,999      and over
             --------------------------------------------------------------

     1999       ( )          ( )          ( )          ( )           ( )

     2000       ( )          ( )          ( )          ( )           ( )

     2001       ( )          ( )          ( )          ( )           ( )

     2002       ( )          ( )          ( )          ( )           ( )

C10. (a) Was some portion of your income during your last taxable year taxed at the highest rate for federal income tax purposes?

                      Yes              No
                         ---             ---

         (b) Do you anticipate that some portion of your income during your current taxable year will be taxed at the highest rate for federal income tax purposes?

                      Yes              No
                         ---             ---

C11.     Investment experience:

         (a)  The frequency with which you invest in marketable securities is:

              ( ) often          ( ) occasionally      ( ) never

         (b) The frequency with which you invest in unmarketable securities (such as the Shares) is:

              ( ) often          ( ) occasionally      ( ) never

         (c) Please provide any additional information that would demonstrate that you have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks involved with an investment in non-marketable securities.


SECTION D:  CORPORATE OFFEREES OR PARTNERSHIP OFFEREES
---------

D1.      General Information

         Legal Name of Corporation or Partnership:
                                                  -----------------------------
         Fictitious name:
                         ------------------------------------------------------
         State of Incorporation:
                                -----------------------------------------------
         Date of Incorporation:
                               ------------------------------------------------
         Federal I.D. Number:
                             --------------------------------------------------
         Fiscal Year Ends:
                          -----------------------------------------------------
         Number of Equity Owners:
                                 ----------------------------------------------
         Name and Title of Executive Officer
         Executing Questionnaire:
                                 ----------------------------------------------

D2.      Business Address:
                          -----------------------------------------------------
         Mailing Address (if different):
                                        ---------------------------------------
         Telephone Number: (   )
                            --- -----------------------------------------------

D3.      Name of Primary Bank:
                              -------------------------------------------------
         Address:
                 --------------------------------------------------------------
         Telephone Number: (   )
                            --- -----------------------------------------------
         Account Type and Number:
                                 ----------------------------------------------
         Person Familiar with your Account:
                                           ------------------------------------
         Was the corporation or partnership formed for the specific purpose of purchasing securities?

                   ______ Yes            ______ No

         Check if applicable to the corporation:

         Subchapter S _______          Professional ______

D4.      The undersigned represents and warrants as follows:

         (a) The corporation or partnership, as the case may be, has been duly incorporated or formed (if a partnership), is validly existing as a corporation or partnership in good standing under the laws of the jurisdiction of its incorporation or formation with full power and authority to enter into the transactions contemplated by the Subscription Agreement;

         (b) (i) The officers or partners of the undersigned who, on behalf of the undersigned, have considered the purchase of the Units and the advisers, if any, of the corporation or the partnership, as the case may be, in connection with such consideration are named below in this Questionnaire, and such officers and advisors or partners, if any, were duly authorized to act for the corporation or the partnership in reviewing such investment;

              (ii)The names and positions of the officers or partners of the undersigned who, on its behalf, have reviewed the purchase of the Units are as follows:
              __________________________________________________________

              __________________________________________________________

              __________________________________________________________

              (iii) In evaluating the merits and risks of the purchase of the Units, the corporation or the partnership, as the case may be, intends to rely upon the advice of, or will consult with, the following persons:
              __________________________________________________________

              __________________________________________________________

              __________________________________________________________


         (c) The officers of the corporation (if not accredited investors) or the partners of the partnership who, on its behalf, have considered the purchase of the Units and the advisors, if any, of the corporation or the partnership who, in connection with such consideration, together have such knowledge and experience in financial and business matters that such officer(s), partner(s) and advisor(s), if any, together are capable of evaluating the merits and risks of the purchase of Units and of making an informed investment decision;

         (d) Together with any corporation or group of corporations with which it files a consolidated federal income tax return, the undersigned has reserves and/or net worth adequate to satisfy any tax or other liabilities arising from its liability with respect to the investment and the operation thereof,

         (e) The net worth of the corporation or the partnership is in excess of $___________;

         (f) The corporation or the partnership has had, during each of the past two fiscal or tax years, gross income from all sources of at least $_____________________ and $_____________respectively;

         (g) The undersigned expects the corporation or the partnership to have during the current fiscal or tax year gross income from all sources of at least $______________________;

         (h) The undersigned knows of no pending or threatened litigation the outcome of which could adversely affect the answer to any question hereunder; and

         (i)  Indicate the following if a partnership offeree:

              (1)  The date the partnership was formed and state of formation:

              (2)  The names of each partner in the partnership:

              __________________________________________________________

              __________________________________________________________


      PLEASE HAVE EACH INDIVIDUAL PARTNER EXECUTE A SEPARATE QUESTIONNAIRE.

SECTION E: TRUST OFFEREES
---------

El.      General Information:

         Legal Name:
                    ------------------------------------------------------------
         State of Formation:
                            ----------------------------------------------------
         Date of Formation:
                           -----------------------------------------------------
         Federal I.D. Number:                 Fiscal Year Ends:
                             ---------------                    ----------------
         Number of Beneficiaries:
                                 -----------------------------------------------
         Principal Purpose:
                           -----------------------------------------------------
         Was the trust formed for the specific purpose of purchasing Units?
                           ______Yes   ______ No

E2.      Business Address:
                          ------------------------------------------------------
         Telephone Number: (   )
                            ---  ---------------------
         Mailing Address:
                          ------------------------------------------------------

E3.      Authorization: If the trust was established in connection with a deferred compensation plan, please attach a copy of the trust's organizational documents and a properly certified copy of the resolutions adopted by the trust's board of directors authorizing the trust to purchase the Unit(s) and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase the Unit(s). In all cases, please attach a properly certified copy of the resolutions adopted by the trustees of the trust authorizing the trust to purchase the Unit(s) and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase the Unit(s).

         Name of Authorized Trustee:
                                    --------------------------------------------

E4.      Name of Primary Bank:
                              --------------------------------------------------
         Address:
                 ---------------------------------------------------------------

         -----------------------------------------------------------------------
         Telephone Number: (   )
                            ---  -----------------------------------------------
         Account Type and Number:
                                 -----------------------------------------------
         Person Familiar with your Account:
                                           -------------------------------------

SECTION F:  QUALIFIED PENSION PLAN ("PLAN") OFFEREES
---------

F1.      Please initial the appropriate space below:

_____ a. The Plan requires the investment of each (initial) beneficiary or participant to be held in a segregated account and the Plan allows each beneficiary or participant to make his own investment decisions and, the decision to purchase the Unit(s) has been made by the beneficiary or the participant and such beneficiary or participant is an accredited investor (Please have each such beneficiary or participant execute a separate Questionnaire)
         OR
_____ b. The investment decisions made for the Plan are made by a plan fiduciary, whether a bank, an insurance company, or a registered investment advisor
         OR
_____ c. The Plan has total assets exceeding $5,000,000.


F2.      General Information:

         Legal Name:
                    ------------------------------------------------------------
         State of  Formation:
                             ---------------------------------------------------
         Date of  Formation:
                            ----------------------------------------------------
         Federal I.D. Number:                    Fiscal Year Ends:
                              ----------------                     -------------
         Number of Beneficiaries:
                                 -----------------------------------------------
         Principal Purpose:
                           -----------------------------------------------------

F3.      Business Address:
                          ------------------------------------------------------
         Telephone Number:(   )
                           ---  ------------------------------------------------
         Mailing Address:
                         -------------------------------------------------------

F4. Authorization: If the investment decision is being made by a beneficiary or participant of a Plan, please attach applicable trust documents which permit each beneficiary or participant to make his own investment decisions. In all other cases, please attach a properly certified copy of the resolutions adopted by the trustees of the Plan trust authorizing the Plan to purchase the Unit(s) and authorizing the fiduciary named below to execute on behalf of the Plan all relevant documents necessary to subscribe for and purchase the Unit(s).

         Name of Authorized Fiduciary:
                                      ------------------------------------------

F5.      Name of Primary Bank:
                              --------------------------------------------------
         Address:
                 ---------------------------------------------------------------
         Telephone Number: (   )
                            ---  -----------------------------------------------
         Account Type and Number:
                                 -----------------------------------------------
         Person Familiar with your Account:
                                           -------------------------------------

THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE FOREGOING STATEMENTS ARE TRUE AND ACCURATE TO THE BEST OF THE INFORMATION AND BELIEF OF THE UNDERSIGNED AND THE UNDERSIGNED WILL PROMPTLY NOTIFY THE COMPANY OF ANY CHANGES IN THE FOREGOING ANSWERS.


THE UNDERSIGNED HEREBY AGREES TO INDEMNITY AND HOLD HARMLESS THE COMPANY AND ITS RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS AND ATTORNEYS AGAINST ANY AND ALL LOSSES, CLAIMS, DEMANDS, LIABILITIES AND EXPENSES (INCLUDING REASONABLE LEGAL OR OTHER EXPENSES) INCURRED BY EACH SUCH PERSON IN CONNECTION WITH DEFENDING OR INVESTIGATING ANY CLAIMS OR LIABILITIES, WHETHER OR NOT RESULTING IN ANY LIABILITY TO SUCH PERSON TO WHICH ANY SUCH INDEMNIFIED PARTY MAY BECOME SUBJECT UNDER THE SECURITIES ACT, UNDER ANY OTHER STATUTE, AT COMMON LAW OR OTHERWISE, INSOFAR AS SUCH LOSSES, CLAIMS, DEMANDS, LIABILITIES AND EXPENSES (A) ARISE OUT OF OR ARE BASED UPON ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT CONTAINED IN THIS QUESTIONNAIRE OR (B) ARISE OUT OF OR ARE BASED UPON ANY BREACH OF ANY REPRESENTATION, WARRANTY OR AGREEMENT CONTAINED HEREIN.

                                            FOR INDIVIDUALS:
                                            ----------------


                                            ------------------------------------
                                            (Print Name)

Dated: ____________, 200__
                                            ------------------------------------
                                            (Signature)


                                            FOR CORPORATIONS:
                                            -----------------


                                            ------------------------------------
                                            Name of Company

                                            ------------------------------------
                                            Name of Executive Officer Executing
                                            Questionnaire


Dated: ____________, 200__
                                            ------------------------------------
                                            Signature of Officer


                                            FOR PARTNERSHIPS:
                                            -----------------


                                            ------------------------------------
                                            Name of Partnership


                                            ------------------------------------
                                            Name of Partner executing
                                            Questionnaire

Dated: ____________, 200__
                                            ------------------------------------
                                            Signature of Partner executing
                                            Questionnaire


                                            FOR TRUSTS:
                                            ----------


                                            ------------------------------------
                                            Name of Trust


                                            ------------------------------------
                                            Name of Authorized Trustee
                                            Executing Questionnaire


Dated: ____________, 200__
                                            ------------------------------------
                                            Signature of Authorized Trustee


                                            FOR QUALIFIED PENSION PLANS:
                                            ----------------------------


                                            ------------------------------------
                                            Name of Qualified Pension Plan

                                                              and

                                            ------------------------------------
                                            Name of Plan Fiduciary
                                            executing Questionnaire

Dated: ____________, 200__
                                            ------------------------------------
                                            Signature of Plan Fiduciary
                                            executing Questionnaire

                                                              or

                                            ------------------------------------
                                            Name of Plan Beneficiary
                                            executing Questionnaire

                                                              and

Dated: ____________, 200__
                                            ------------------------------------
                                            Signature of Plan Beneficiary
                                            executing Questionnaire